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                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-52566, 333-52552, 333-81891, 333-81869, 333-34109, 333-34139 and 333-65260 on Form S-8.


                                        /s/ Arthur Andersen LLP


Tampa, Florida,
     March 26, 2002